ATAC US Rotation ETF
Schedule of Investments
as of November 30, 2023 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
ProShares UltraPro Russell2000	50,742	$1,711,528
Schwab U.S. Large-Cap Growth ETF(a)(b)	81,963	6,524,255
Vanguard Small-Cap ETF(a)	10,606	2,062,125
TOTAL EXCHANGE TRADED FUNDS (Cost $9,753,988)		10,297,908

SHORT-TERM INVESTMENTS - 36.7%
Investments Purchased with Proceeds from Securities Lending - 36.6%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(c)	3,767,176	3,767,176

Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 5.29%(c)	9,469	9,469
TOTAL SHORT-TERM INVESTMENTS (Cost $3,776,646)		3,776,645

TOTAL INVESTMENTS - 136.6% (Cost $13,530,634)		$14,074,553
Liabilities in Excess of Other Assets - (36.6)%		(3,770,654)
TOTAL NET ASSETS - 100.0%		$10,303,899

Percentages are stated as a percent of net assets.

(a)
All or a portion of this security is on loan as of November 30, 2023. The total market value of these securities was $3,695,805 which represented 35.9% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the annualized seven-day effective yield as of November 30, 2023.

Summary of Fair Value Exposure at November 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2023:

ATAC US Rotation ETF
	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$10,297,908	$–	$–	$10,297,908
Investments Purchased with Collateral from Securities Lending(a)	–	–	–	3,767,176
Money Market Funds	9,469	–	–	9,469
Total Investments	$10,307,377	$–	$–	$14,074,553

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.